Business combinations	12 Months Ended
Jun. 30, 2024
Disclosure of detailed information about business combination [abstract]
Business combinations
29 Business combinations
There were no business combinations entered into by the Group during the year ended 30 June 2024.
Business combination during the year ended 30 June 2023
OZ Minerals Limited
On 2 May 2023 (Acquisition Date), the Group acquired 100 per cent of the issued share capital of OZ Minerals Limited (OZL) for a net cash consideration of US$5.9 billion. The terms of the acquisition did not include any contingent consideration.
The Group had 12 months from the acquisition date to make adjustments in the current period to the fair value of net identifiable assets acquired and the resultant value of goodwill with no restatement of comparative information. As at 2 May 2024, the Group finalised the purchase price allocation which has resulted in a net increase of US$2 million in goodwill from the provisional amount reported at 30 June 2023.
Details of the business combination are as follows:

Final Fair value
US$M
Assets
Cash and cash equivalents	104
Trade and other receivables 1	77
Other financial assets	7
Inventories	329
Property, plant and equipment	7,661
Intangible assets – goodwill	194
Current tax receivable	36
Other assets	25

Total assets	8,433

Liabilities
Trade and other payables	242
Interest bearing liabilities	1,111
Deferred tax liabilities 2	850
Provisions	258

Total liabilities	2,461

Identifiable net assets acquired	5,972

Total consideration paid 3 4	5,972
Cash and cash equivalents acquired	(104)

Net cash consideration paid	5,868

1	This represents the gross contractual amount for trade and other receivables all of which is expected to be collected.

2	This primarily represents the difference between the fair value of the mineral rights acquired and the corresponding tax base.

3
The Group executed a forward exchange contract to hedge the foreign exchange exposure on the consideration made in AUD. On maturity of the hedging instrument, a hedge loss of US$35 million was capitalised to the cost of the acquisition.

4
The consideration paid by the Group was A$26.50 (at the average hedged exchange rate of AUD/USD 0.6681) per OZL share over 337,314,920 shares and excluded a special dividend of A$1.75 per OZL share which was paid by OZL to its shareholders immediately prior to acquisition.

Goodwill of US$194 million represented the excess of consideration paid above the fair value of the acquired assets and liabilities. The goodwill primarily arises from the deferred tax liability recognised at acquisition due to a difference between the fair value of mineral rights acquired and the corresponding tax base.
None of the goodwill recognised is expected to be deductible for tax purposes.
During 2024, US$
1,094
 million of goodwill and property, plant and equipment recognised as part of the OZL business combination has been impaired. Refer to note 13 ‘Impairment of non-current
assets’ for information on impairments.

Key judgements and estimates
Judgements:
Judgement is required to determine the fair value of assets acquired and liabilities assumed at acquisition date in a business combination, which could have a material impact on goodwill.
Estimates:
The Group used the discounted cash-flow method to measure the fair value of mineral rights. Key assumptions used included commodity prices, production volumes, life of mine, cash outflows (including operating costs, capital expenditure, closure and rehabilitation costs and taxes), discount rates and risking factors.